Exhibit 10.1
FIRST AMENDMENT TO PARTICIPATION AGREEMENT
THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT (this “Amendment”) dated as of February 17, 2016 is by and among NVIDIA LAND DEVELOPMENT, LLC, a Delaware limited liability company (the “Lessee”), the Guarantors party hereto, WACHOVIA SERVICE CORPORATION, a Delaware corporation (the “Lessor”), the Credit Lenders party hereto, the Mortgage Lenders party hereto and WELLS FARGO BANK, N.A., a national banking association, as the agent for the Credit Lenders and the Mortgage Lenders and, respecting the Security Documents, as agent for the Secured Parties (in such capacity, the “Agent”).
W I T N E S S E T H
WHEREAS, the Lessee, the Guarantors party thereto, the Lessor, the Credit Lenders party thereto, the Mortgage Lenders party thereto and the Agent are party to that certain Participation Agreement dated as of June 19, 2015 (the “Participation Agreement”);
WHEREAS, the Lessee has requested that the Majority Lenders and the Lessor approve certain amendments and modifications to the Participation Agreement; and
WHEREAS, the Majority Lenders and the Lessor have approved the amendments and modifications to the Participation Agreement requested by the Lessee on the terms and conditions set forth herein.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in Appendix A to the Participation Agreement.
2.Amendments to the Participation Agreement.
(a)Section 8.3B(c)(xiii) of the Participation Agreement is hereby amended in its entirety to read as follows:
(xiii)    Investments not otherwise permitted pursuant to this Section 8.3B(c); provided that, immediately before and immediately after giving pro forma effect to any such Investments, (A) no Lease Default or Lease Event of Default shall have occurred and be continuing or would be caused by such Investment, and (B) (1) the Leverage Ratio of the Parent and its Subsidiaries would not exceed 2.50 to 1.0, (2) the Credit Parties would be in compliance with the financial covenants set forth in Section 8.3B(n), and (3) the global unrestricted gross cash and Cash Equivalents of the Parent and its Subsidiaries shall not be less than $1,500,000,000; provided, further, that if immediately before or immediately after giving effect to any such Investment on a Pro Forma Basis either (x) the Leverage Ratio of the Parent and its Subsidiaries would exceed 2.00 to 1.0 or (y) the global unrestricted gross cash and Cash Equivalents of the Parent and its Subsidiaries is below $2,500,000,000, then, in each such case, the Agent shall have received satisfactory written evidence of the Parent’s and its Subsidiaries’ compliance with clauses B(1), B(2) and B(3) above.

(b)Section 8.3B(f)(iii) of the Participation Agreement is hereby amended in its entirety as follows:

(iii)    the Parent may make other Restricted Payments; provided that, immediately before and immediately after giving pro forma effect to any such Restricted Payment, (A) no Lease Default or Lease Event of Default shall have occurred and be continuing or would be caused by such Restricted Payment, and (B) (1) the Leverage Ratio of the Parent and its Subsidiaries would not exceed 2.50 to 1.0, (2) the Credit Parties would be in compliance with the financial covenants set forth in Section 8.3B(n), and (3) the global unrestricted gross cash and Cash Equivalents of the Parent and its Subsidiaries shall not be less than $1,500,000,000; provided, further, that if immediately before or immediately after giving effect to any such Restricted Payment on a Pro Forma Basis either (x) the Leverage Ratio of the Parent and its Subsidiaries would exceed 2.00 to 1.0 or (y) the global unrestricted gross cash and Cash Equivalents of the Parent and its Subsidiaries is below $2,500,000,000, then, in each such case, the Agent shall have received satisfactory written evidence of the Parent’s and its Subsidiaries’ compliance with clauses B(1), B(2) and B(3) above.

3.Conditions Precedent. The effectiveness of this Amendment shall be subject to satisfaction of the following conditions:
(a)Executed Documents. Receipt by the Agent of counterparts of this Amendment duly executed by the Lessee, each Guarantor, the Lessor, the Majority Lenders and the Agent; and
(b)Fees and Expenses. The Lessee shall have paid all reasonable out of pocket costs and expenses incurred by the Agent in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees and out-of-pocket disbursements of Moore & Van Allen, PLLC, counsel to the Agent.
4.Amendment is an “Operative Agreement”. This Amendment is an Operative Agreement and all references to an “Operative Agreement” in the Participation Agreement and the other Operative Agreements (including, without limitation, all such references in the representations and warranties in the Participation Agreement (as amended hereby) and the other Operative Agreements) shall be deemed to include this Amendment.
5.Reaffirmation of Representations and Warranties. Each Credit Party represents and warrants as of the effective date of this Amendment that (i) each of the representations and warranties set forth in the Operative Agreements is true and correct in all material respects, except for any representation or warranty that is qualified by materiality or which references Material Adverse Effect, which such representation or warranty shall be true and correct in all respects (except for any such representation or warranty that by its terms is made only as of an earlier date, which representation or warranty shall remain true and correct in all material respects as of such earlier date, except for any representation or warranty that is qualified by materiality or which references Material Adverse Effect, which such representation or warranty shall be true and correct in all respects as of such earlier date) and (ii) both before and immediately following the consummation of the transactions contemplated hereby, no Lease Default or Lease Event of Default has occurred and is continuing.
6.Reaffirmation of Obligations. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations, including, but not limited to, all guaranty obligations, under the Operative Agreements and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party’s obligations under the Operative Agreements.
7.Reaffirmation of Security Interests. Each Credit Party (a) affirms that each of the Liens granted in or pursuant to the Operative Agreements are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Operative Agreements.
8.No Other Changes. Except as modified hereby, all of the terms and provisions of the Operative Agreements shall remain in full force and effect.
9.Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile or other electronic imaging means by any of the parties hereto of an executed counterpart of this Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.
10.Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the State of New York.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to Participation Agreement to be duly executed and delivered as of the date first above written.

LESSEE:	NVIDIA LAND DEVELOPMENT, LLC

By:    /s/ Karen Burns
Name:     Karen Burns
Title:    Manager, President & CEO

GUARANTORS:                NVIDIA CORPORATION,
as a Guarantor
By:    /s/ Karen Burns
Name:     Karen Burns
Title:    Vice President, Finance
NVIDIA INTERNATIONAL HOLDINGS INC.,
as a Guarantor
By:    /s/ Karen Burns
Name:     Karen Burns
Title:    President, CEO & Secretary
NVIDIA LEASE HOLDINGS LLC,
as a Guarantor

By:    /s/ Karen Burns
Name:    Karen Burns
Title:    Manager

LESSOR:                    WACHOVIA SERVICE CORPORATION,
as the Lessor
By:    /s/ Weston R. Garrett
Name:     Weston R. Garrett
Title:    Managing Director

THE AGENT:                    WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as the Agent
By:    /s/ Marisa Phan
Name:     Marisa Phan
Title:    SVP & Senior Relationship Manager

MORTGAGE LENDERS:            WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Mortgage Lender
By:    /s/ Marisa Phan
Name:    Marisa Phan
Title:    SVP & Senior Relationship Manager

MORTGAGE LENDERS:            HSBC Bank USA, N.A.________________,
as a Mortgage Lender
By:    /s/ Stephanie Lee
Name:     Stephanie Lee
Title:    Senior Relationship Manager

MORTGAGE LENDERS:            U.S. BANK, NATIONAL ASSOCIATION,
as a Mortgage Lender
By:    /s/ Christi K. Shaw
Name:    Christi K. Shaw
Title:    Vice President

MORTGAGE LENDERS:            SMBC LEASING AND FINANCE, INC.,
as a Mortgage Lender
By:    /s/ Gary M. Lipman
Name:    Gary M. Lipman
Title:    Managing Director

CREDIT LENDERS:                WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Credit Lender
By:    /s/ Marisa Phan
Name:    Marisa Phan
Title:    SVP & Senior Relationship Manager

CREDIT LENDERS:                SUNTRUST BANK,
as a Credit Lender
By:    /s/ Min Park
Name:     Min Park
Title:    Vice President

CREDIT LENDERS:                Morgan Stanley Senior Funding, Inc.,
as a Credit Lender
By:    /s/ Jonathan Kerner
Name:    Jonathan Kerner
Title:    Vice President

CREDIT LENDERS:                GOLDMAN SACHS BANK USA________,
as a Credit Lender
By:    /s/ Jerry Li
Name:    JERRY LI
Title:    AUTHORIZED SIGNATORY

CREDIT LENDERS:                HSBC Bank USA, N.A.________________,
as a Credit Lender
By:    /s/ Stephanie Lee
Name:     Stephanie Lee
Title:    Senior Relationship Manager

CREDIT LENDERS:                U.S. BANK, NATIONAL ASSOCIATION_,
as a Credit Lender
By:    /s/ Christi K. Shaw
Name:    Christi K. Shaw
Title:    Vice President

CREDIT LENDERS:                Sumitomo Mitsui Banking Corporation,
as a Credit Lender
By:    /s/ David W. Kee
Name:    David W. Kee
Title:    Managing Director

CREDIT LENDERS:                BTMU Capital Leasing & Finance, LLC___,
as a Credit Lender
By:    /s/ Michael Doyle
Name:    Michael Doyle
Title:    Managing Director